                                                                   EXHIBIT 25.01

                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

             Statement of Eligibility and Qualification Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee


                     U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact Name of Trustee as Specified in Its Charter)

                                  91-7587893
                     (I.R.S. Employer Identification No.)

601 Union Street, Suite 2120
Seattle, WA                                                    98101
(Address of Principal Executive Offices)                    (Zip Code)


                 Metropolitan Mortgage & Securities Co., Inc.
              (Exact Name of Obligor as Specified in Its Charter)

         Washington                              91-0609840
(State or Other Jurisdiction of    (I.R.S. Employer Identification
Incorporation or Organization)      No.)


                              601 West 1st Avenue
                              Spokane, Washington
                                (509) 838-3111
                       (Address and telephone number of
                         principal executive offices)

                                     99201
                                  (Zip code)

                               9% Notes due 2004
                      (Title of the Indenture Securities)

1.  General Information.  Furnish the following information as to the trustee--
    -------------------

    (a) Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency, Washington D.C. 20521

    (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

2.  Affiliations with Obligor and Underwriters.  If the obligor or any
    ------------------------------------------
    underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

    No such affiliation exists with the Trustee, U.S. Bank Trust National Association.

    Items 3-15 are not applicable because to the best of the Trustee's
    ------------------------------------------------------------------
    knowledge the obligor is not in default under any Indenture for which the
    -------------------------------------------------------------------------
    Trustee acts as Trustee.
    ------------------------

16. List of Exhibits.  List below all exhibits filed as a part of this
    ----------------
    statement of eligibility and qualification.

    1. Articles of Association of U.S. Bank Trust National Association.*

    2. Certificate of Authority of U.S. Bank Trust National Association to Commence Business.*

    3. Authorization of the trustee to exercise corporate trust powers.*

    4. Bylaws of U.S. Bank Trust National Association.*

    5. Not Applicable.

    6. Consents of U.S. Bank Trust National Association required by Section 321(b) of the Act. (Attached)

    7. Latest Report of Condition of U.S. Bank Trust National Association. (Attached)

    * Incorporated by reference to the exhibit of the same number to the Form T-1 filed with registration statement number 333-43889.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, U.S. Bank Trust National Association, a national banking association organized under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Seattle, and State of Washington, on the 30th day of September, 1999.

                              U.S. BANK TRUST NATIONAL ASSOCIATION


                                    By  /s/ Dyan M. Huhta
                                      --------------------------------
                                        Dyan M. Huhta, Vice President

                                   Exhibit 6


                            CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance by Metropolitan Mortgage & Securities Co., Inc. of 9% Notes, we hereby consent that reports of examinations by federal, state, territorial and district authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                              U.S. BANK TRUST NATIONAL ASSOCIATION


                                    By  /s/ Dyan M. Huhta
                                      --------------------------------
                                         Dyan M. Huhta, Vice President



Dated:  September 30, 1999
        ------------------

                                       Federal Deposit Insurance Corporation
                                       OMB Number:  3064-0062

                                       Office of the Comptroller of the Currency
                                       OMB Number:  1667-0081

                                       Expires March 31, 2002
Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------

                                                                             [1]
                                       Please refer to page i,
                                       Table of Contents, for
                                       the required disclosure
                                       of estimated burden.
--------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total Assets of
$100 Million or More But Less Than $300 Million -- FFIEC 033
                                                 (19990630)
Report at the close of business June 30, 1999   -------------
                                                 (RCRI 8999)

This report is required by law; 12 U.S.C.       This report form is to be filed
(S)324 (State member banks); 12 U.S.C.          by banks with domestic offices
(S)1817 (State nonmember banks); and 12         only. Banks with foreign offices
U.S.C. (S)161 (National banks).                 (as defined in the instructions)
                                                must file FFIEC 031.
--------------------------------------------------------------------------------
Note: The Reports of Condition and Income       The Reports of Condition and
must be signed by an authorized officer         Income are to be prepared in
and the Report of Condition must be             accordance with Federal
attested to by not less than two                regulatory authority
directors (trustees) for State nonmember        instructions.
banks and three directors for State member
and National banks.                             We, the undersigned directors
                                                (trustees), attest to the
I, Merita D. Schollmeier, Vice President        correctness of the Report of
   -------------------------------------        Condition (including the
   Name and Title of Officer Authorized         supporting schedules) for this
             to Sign Report                     report date and declare that it
of the named bank do hereby declare that        has been examined by us and to
the Reports of Condition and Income             the best of our knowledge and
(including the supporting schedules)            belief has been prepared in
for this report date have been prepared         conformance with the
in conformance with the instructions            instructions issued by the
issued by the appropriate Federal               appropriate Federal regulatory
regulatory authority and are true to            authority and is true and
the best of my knowledge and belief.            correct.
                                                /s/ SIGNATURE ILLEGIBLE
/s/ Merita D. Schollmeier                       --------------------------------
---------------------------------------         Director (Trustee)
Signature of Officer Authorized to
Sign Report                                     /s/ SIGNATURE ILLEGIBLE
                                                --------------------------------
        7-16-99                                 Director (Trustee)
---------------------------------------
Date of Signature                               /s/ SIGNATURE ILLEGIBLE
                                                --------------------------------
                                                Director (Trustee)
--------------------------------------------------------------------------------
Submission of Reports

Each bank must prepare its Reports              For electronic filing
of Condition and Income either:                 assistance, contact EDS Call
                                                Report Services, 2150 N.
(a) in electronic form and then                 Prospect Ave., Milwaukee, WI
    file the computer data file                 53202, telephone (800)255-1571.
    directly with the banking
    agencies' collection agent,                 To fulfill the signature and
    Electronic Data Systems                     attestation requirement for the
    Corporation (EDS), by                       Reports of Condition and Income
    modem or on computer                        for this report date, attach
    diskette; or                                this signature page (or a
                                                photocopy or a computer-
(b) in hard-copy (paper) form                   generated version of this page)
    and arrange for another                     to the hard-copy record of the
    party to convert the paper                  completed report that the bank
    report to electronic form.                  places in its files.
    That party (if other than
    EDS) must transmit the bank's
    computer data file to EDS.
--------------------------------------------------------------------------------
FDIC Ceritificate Number 33804                  Call No. 208    033     6/30/99

http://www.usbank.com                           STBK:53-0836    STCERT:53-33804
       --------------------------------
       Primary Internet Web Address of
       Bank (Home Page). If any (TEXT       U.S. Bank Trust National Association
        4087)                               Two Union Square, 601 Union Street
       (Example:www.examplebank.com)        Seattle, WA 98101

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency

U.S. Bank Trust National Association            Call Date: 6/30/1999      ST-BK: 53-0836           FFIEC 033
Two Union Sq, 601 Union St, Ste 2120            Vendor ID: D              CERT: 33804              Page RI-1
Seattle, WA 98101                                                                                      3

Transit Number:  91000020

Consolidated Report of Income
for the period of January 1, 1999 - June 30, 1999

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement

                                                                                                         I280
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
1.  Interest income:                                                                     RIAD
    a.  Interest and fee income on loans (1):                                            ----
        (1) Real estate loans __________________________________________________________ 4246..        0           1.a.1
        (2) Installment loans __________________________________________________________ 4247..        0           1.a.2
        (3) Credit cards and related plans _____________________________________________ 4248..        0           1.a.3
        (4) Commerical (time and demand) and all other loans ___________________________ 4249..        0           1.a.4
    b.  Income from lease financing receivables:
        (1) Taxable leases______________________________________________________________ 4505..        0           1.b.1
        (2) Tax-exempt leases __________________________________________________________ 4307..        0           1.b.2
    c.  Interest income on balances due from depository institutions (2)________________ 4115..    1,994           1.c
    d.  Interest and dividend income on securities:
        (1) U.S. Treasury securities and U.S. Government agency obligations (including
            mortgage-backed securities issued or guaranteed by FNMA, FHLMC or GNMA)_____ 4027..       43           1.d.1
        (2) Securities issued by states and political subdivisions in the U.S.:
            (a) Taxable securities _____________________________________________________ 4506..        0           1.d.2a
            (b) Tax-exempt securities __________________________________________________ 4507..        0           1.d.2b
        (3) Other domestic debt securities (including mortgage-backed securities not
            issued or guaranteed by FNMA, FHLMC or GNMA) _______________________________ 3657..        0           1.d.3
        (4) Foreign debt securities ____________________________________________________ 3658..        0           1.d.4
        (5) Equity securities (including investments in mutual funds) __________________ 3659..       99           1.d.5
    e.  Interest income from trading assets ____________________________________________ 4069..        0           1.e
    f.  Interest income on federal funds sold and securities purchased under
        agreements to resell ___________________________________________________________ 4020..        0           1.f
    g.  Total interest income (sum of items 1.a through 1.f) ___________________________ 4107..    2,136           1.g

---------------

(1)  See instructions for loan classifications used in this schedule.
(2)  Includes interest income on time certificates of deposit not held for trading.

U.S. Bank Trust National Association     Call Date: 06/30/1999         ST-BK:  53-0836      FFIEC  033
Two Union Sq, 601 Union St, Ste 2120
Seattle, WA 98101                        Vendor I.D.: D                Cert:  33804         Page RI-2

Transit Number: 91000020                                                                    4

Schedule RI - Continued

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
2.  Interest expense:
    a.  Interest on deposits:                                                 RIAD       Year-to-date
        (1) Transaction account (NOW accounts, ATS accounts, and              ----
            telephone and preauthorized transfer accounts) __________________ 4508..                0 ..............   2.a.1
        (2) Nontransaction accounts:
            (a) Money market deposit accounts (MMDAs) _______________________ 4509..                0 ..............   2.a.2a
            (b) Other savings deposits ______________________________________ 4511..                0 ..............   2.a.2b
            (c) Time deposits of $100,000 or more ___________________________ A517..                0 ..............   2.a.2c
            (d) Time deposits of less than $100,000 _________________________ A518..                0 ..............   2.a.2d
    b.  Expense of federal funds purchased and securities sold under
        agreements to repurchase ____________________________________________ 4180..                0 ..............   2.b
    c.  Interest on demand notes issued to the U.S. Treasury, trading
        Liabilities, and on other borrowed money ____________________________ 4185..                0 ..............   2.c
    d.  Not applicable.
    e.  Interest on subordinated notes and debentures _______________________ 4200..                0 ..............   2.e
    f.  Total interest expense (sum of items 2.a through 2.e) _______________ 4073..                0 ..............   2.f
3.  Net interest income (item 1.g minus 2.f) ________________________________ 4074.. .  .  .  .  .  .          2,136   3.
4.  Provisions:
    a.  Provision for credit losses _________________________________________ 4230.. .  .  .  .  .  .             0  4.a
    b.  Provision for allocated transfer risk _______________________________ 4243.. .  .  .  .  .  .             0   4.b
5.  Noninterest income:
    a.  Income from fiduciary activities ____________________________________ 4070..            3,548 ..............   5.a
    b.  Service charges on deposit accounts _________________________________ 4080..                0 ..............   5.b
    c.  Trading revenue (must equal Schedule RI, sum of Memorandum
        items 8.a through 8.d) ______________________________________________ A220..                0 ..............   5.c
    d.  Not applicable.
    e.  Not applicable.
    f.  Other noninterest income:
        (1) Other fee income ________________________________________________ 5407..              177 ..............   5.f.1
        (2) All other noninterest income* ___________________________________ 5408..                0 ..............   5.f.2
    g.  Total noninterest income (sum of items 5.a through 5.f.(2)) _________ 4079.. .  .  .  .  .  .          3,725   5.g
6.  a.  Realized gains (losses) on held-to-maturity securities ______________ 3521.. .  .  .  .  .  .              0   6.a
    b.  Realized gains (losses) on available-for-sale securities ____________ 3196.. .  .  .  .  .  .              0   6.b
7.  Noninterest expense:
    a.  Salaries and employee benefits ______________________________________ 4135..            1,267 ..............   7.a
    b.  Expenses of premises and fixed assets (net of rental income)
        (excluding salaries and employee benefits and mortgage
        interest) ___________________________________________________________ 4217..               70 ..............   7.b
    c.  Other noninterest expense* __________________________________________ 4092..            2,036 ..............   7.c
    d.  Total noninterest expense (sum of items 7.a through 7.c) ____________ 4093.. .  .  .  .  .  .          3,373   7.d
8.  Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4.a, 4.b, 5.g,
    6.a, 6.b, and 7.d) ______________________________________________________ 4301.. .  .  .  .  .  .          2,488   8.
9.  Applicable income taxes (on item 8) _____________________________________ 4302.. .  .  .  .  .  .            904   9.
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9) ________________________________________________________ 4300.. .  .  .  .  .  .          1,584   10.
11. Extraordinary items and other adjustments, net of income
    taxes* __________________________________________________________________ 4320.. .  .  .  .  .  .              0   11.
12. Net income (loss) (sum of items 10 and 11) ______________________________ 4340.. .  .  .  .  .  .          1,584   12.

-----------------------
* Describe on Schedule RI-E - Explanations.

U.S. Bank Trust National Association          Call Date:  06/30/1999        ST-BK:  53-0836       FFIEC  033
Two Union Sq, 601 Union St, Ste 2120          Vendor ID:  D                 Cert:  33804          Page RI-3
Seattle, WA 98101                                                                                 5

Transit Number:  91000020

Schedule RI - Continued

                                                                                                                  I281
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
Memoranda                                                                                  RIAD           Year-to-date
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired   ----
    after August 7, 1986, that is not deductible for federal income tax purposes _________ 4513..                    0     M.1
2.  Income from the sale and servicing of mutual funds and annuities (included in
    Schedule RI, item 8) _________________________________________________________________ 8431..                    0     M.2
3.  Not applicable
4.  Number of full-time equivalent employees at end of current period (round to nearest                         Number
                                                                                                                ------
    whole number) ________________________________________________________________________ 4150..                   25     M.4
5.  Interest and fee income on tax-exempt obligations (other than securities and leases)
    of states and political subdivisions in the U.S. (reportable in Schedule RC-C, part I,
    item 8) included in Schedule RI, item 1.a above ______________________________________ 4504..                    0     M.5
6.  To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
    Interest and fee income on agricultural loans included in item 1.a above _____________ 4251..                    0     M.6
7.  If the reporting bank has restated its balance sheet as a result of applying push down                  CCYY MM DD
    accounting this calendar year, report the date of the bank's acquisition (1) _________ 9106..                  N/A     M.7
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments)   RIAD           Year-to-date
                                                                                           ----
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):
    a.  Interest rate exposures __________________________________________________________ 8757..                    0     M.8.a
    b.  Foreign exchange exposures _______________________________________________________ 8758..                    0     M.8.b
    c.  Equity security and index exposures ______________________________________________ 8759..                    0     M.8.c
    d.  Commodity and other exposures ____________________________________________________ 8760..                    0     M.8.d
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a.  Net increase (decrease) to interest income _______________________________________ 8761..                    0     M.9.a
    b.  Net (increase) decrease to interest expense ______________________________________ 8762..                    0     M.9.b
    c.  Other (noninterest) allocations __________________________________________________ 8763..                    0     M.9.c
10. Not applicable.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax                 Yes       No
    purposes for the current tax year? ___________________________________________________ A530..                   No     M.11
12. Deferred portion of total applicable income taxes included in Schedule RI, items 9
    and 11 (to be reported with the December Report of Income) ___________________________ 4772..                  N/A     M.12

--------------------------
(1) For example, a bank acquired on June 1, 1997 would report 19970601


Schedule RI-A - Changes in Equity Capital

Indicate decreases and losses in parentheses.
                                                                                                                  I283
                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           RIAD
1.  Total equity capital originally reported in the December 31, 1998, Reports of          ----
    Condition and Income _________________________________________________________________ 3215..              110,729     1.
2.  Equity capital adjustments from amended Reports of Income, net * _____________________ 3216..                    0     2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2) _________________ 3217..              110,729     3.
4.  Net income (loss) (must equal Schedule RI, item 12) __________________________________ 4340..                1,584     4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net ___________________ 4346..                    0     5.
6.  Changes incident to business combinations, net _______________________________________ 4356..                    0     6.
7.  LESS:  Cash dividends declared on preferred stock ____________________________________ 4470..                    0     7.
8.  LESS:  Cash dividends declared on common stock _______________________________________ 4460..                    0     8.
9.  Cumulative effect of changes in accounting principles from prior years * (see
    instructions for this schedule) ______________________________________________________ 4411..                    0     9.
10. Corrections of material accounting errors from prior years * (see instructions for
    this schedule) _______________________________________________________________________ 4412..                    0     10.
11. a. Change in net unrealized holding gains (losses) on available-for-sale securities __ 8433..                   (5)    11.a
    b. Change in accumulated net gains (looses) on cash flow hedges ______________________ 4574..                    0     11.b
12. Other transactions with parent holding company * (not included in item 5, 7, or
    8 above) _____________________________________________________________________________ 4415..                    0     12.
13. Total equity capital end of current period (sum of items 3 through 12) (must equal
    Schedule RC, item 28) ________________________________________________________________ 3210..              112,308     13.

-------------------
* Describe on Schedule RI-E - Explanations.

U.S. Bank Trust National Association                   Call Date:  06/30/1999         ST-BK:  53-0836    FFIEC  033
Two Union Sq, 601 Union St, Ste 2120                   Vendor ID:  D                  CERT:  33804       PAGE RI-4
Seattle, WA 98101                                                                                        6

Transit Number:  91000020

Schedult RI-B - Charge-offs and Recoveries on Loan and Leases and Changes in Allowance for Credit Losses

Part I.  Charge-offs and Recoveries on Loans and Leases (1)

                                                                                                                  I286
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                            ---------------- Calendar year-to-date ----------------
Part I excludes charge-offs and recoveries through the            (Column A)                     (Column B)
allocated transfer risk reserve.                                  Charge-offs                    Recoveries
                                                            ------------------------      -------------------------
                                                            RIAD                          RIAD
                                                            ----                          ----
1.  Real estate loans _____________________________________ 4256..                 0      4257..                  0      1.
2.  Installment loans _____________________________________ 4258..                 0      4259..                  0      2.
3.  Credit cards and related plans ________________________ 4262..                 0      4263..                  0      3.
4.  Commerical (time and demand) and all other loans ______ 4264..                 0      4265..                  0      4.
5.  Lease financing receivables ___________________________ 4266..                 0      4267..                  0      5.
6.  Total (sum of items 1 through 5) ______________________ 4635..                 0      4605..                  0      6.

Memoranda
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
1.  Loans to foreign governments and official institutions  RIAD                          RIAD
                                                            ----                          ----
    included in part I, items 1 through 4 above ___________ 4643..                 0      4627..                  0      M.1
2.  To be completed by banks with loans to finance
    agricultural production and other loans to farmers
    (Schedule RC-C, part I, item 3) exceeding five percent
    of total loans.
    Agricultural loans included in part I, items 1          RIAD                          RIAD
                                                            ----                          ----
    through 4, above ______________________________________ 4268..                 0      4269..                  0      M.2

3.  Not applicable.

4.  Loans to finance commercial real estate, construction,
    and land development activities (not secured by real    RIAD                          RIAD
    estate) included in Schedule RI-B, part I,              ----                          ----
    items 2 through 4, above ______________________________ 5443..                 0      5444..                  0      M.4
5.  Real estate loans (sum of Memorandum items 5.a
    through 5.e must equal Schedule RI-B, part I,
    item 1, above):
    a.  Construction and land development _________________ 5445..                 0      5446..                  0      M.5.a
    b.  Secured by farmland _______________________________ 5447..                 0      5448..                  0      M.5.b
    c.  Secured by 1-4 family residential properties:
        (1)  Revolving, open-end loans secured by 1-4
             family residential properties and extended
             under lines of credit ________________________ 5449..                 0      5450..                  0      M.5.c1
        (2)  All other loans secured by 1-4 family
             residential properties _______________________ 5451..                 0      5452..                  0      M.5.c2
    d.  Secured by multifamily (5 or more) residential
        properties ________________________________________ 5453..                 0      5454..                  0      M.5.d
    e.  Secured by nonfarm nonresidential properties ______ 5455..                 0      5456..                  0      M.5.e

---------------------------
(1)  See instructions for loan classifications used in this schedule.

U.S. Bank Trust National Association                Call Date:  06/30/1999         ST-BK:  53-0836        FFIEC  033
Two Union Sq, 601 Union St, Ste 2120                Vendor ID:  D                  CERT:  33804           Page RI-5
Seattle, WA  98101                                                                                        7

Transit Number:  91000020

Schedule RI-B - Continued

Part II.  Changes in Allowance for Credit Losses

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            RIAD
                                                                                            ----
1.  Balance originally reported in the December 31, 1998, Reports of Condition and Income _ 3124..                0          1.
2.  Recoveries (must equal or exceed part I, item 6, column B above) ______________________ 2419..                0          2.
3.  LESS:  Charge-offs (must equal or exceed part I, item 6, column A above) ______________ 2432..                0          3.
4.  Provision for credit losses (must equal Schedule RI, item 4.a) ________________________ 4230..                0          4.
5.  Adjustments * (see instructions for this schedule) ____________________________________ 4815..                0          5.
6.  Balance end of current period (sum of items 1 through 5) (must be equal or exceed
    Schedule RC, item 4.b) ________________________________________________________________ A512..                0          6.

----------------------
* Describe on Schedule RI-E - Explanations.

Schedule RI - E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI.  (See instructions for details.)

                                                                                                                 I295
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
1.  All other noninterest income (from Schedule RI, item 5.f.(2))                           RIAD       Year-to-date
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                            ----
    a.  Net gains (losses) on other real estate owned _____________________________________ 5415..              N/A          1.a
    b.  Net gains (losses) on sales of loans ______________________________________________ 5416..              N/A          1.b
    c.  Net gains (losses on sales of premises and fixed assets ___________________________ 5417..              N/A          1.c
    Itemize and describe the three largest other amounts that exceed 10% of
    Schedule RI, item 5.f.(2):
        TEXT                                                                                RIAD
        ----                                                                                ----
    d.  4461: _____________________________________________________________________________ 4461..              N/A          1.d
    e.  4462: _____________________________________________________________________________ 4462..              N/A          1.e
    f.  4463: _____________________________________________________________________________ 4463..              N/A          1.f
2.  Other noninterest expense (from Schedule RI, item 7.c):
    a.  Amortization expense of intangible assets _________________________________________ 4531..              915          2.a
    Report amounts that exceed 10% of Schedule RI, item 7.c:
    b.  Net (gains) losses on other real estate owned _____________________________________ 5418..              N/A          2.b
    c.  Net (gains) losses on sales of loans ______________________________________________ 5419..              N/A          2.c
    d.  Net (gains) losses on sales of premises and fixed assets __________________________ 5420..              N/A          2.d
    Itemize and describe the three largest other amounts that exceed 10% of
    Schedule RI, item 7.c:
        TEXT                                                                                RIAD
        ----                                                                                ----
    e.  4464: CTS EXPENSE - TRUST OPERATIONS INTERCOMPANY                                   4464                922          2.e
              -----------------------------------------------------------------------------
    f.  4467: _____________________________________________________________________________ 4467..              N/A          2.f
    g.  4468: _____________________________________________________________________________ 4468..              N/A          2.g


U.S. Bank Trust National Association               Call Date:  06/30/1999      ST-BK:  53-0836         FFIEC  033
Two Union Sq, 601 Union St, Ste 2120               Vendor ID:  D               CERT:  33804            Page RI-6
Seattle, WA 98101                                                                                      8

Transit Number:  91000020

Schedule RI-E - Continued

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
3.  Extraordinary items and other adjustments and applicable income tax effect
    (from Schedule RI, item 11.) (itemize and describe all extraordinary items and other adjustments):
             TEXT                                              RIAD                        RIAD       Year-to-date
             ----                                              ----                        ----
    a.  (1)  6373:  Effect of adopting FAS 133, "Accounting
                    for Derivative Instruments and
                    Hedging Activities" ______________________      .................      6373..                0         3.a.1
        (2)  Applicable income tax effect ____________________ 4486..                 0        .................           3.a.2
    b.  (1)  4487: ___________________________________________      .................      4487..                0         3.b.1
        (2)  Applicable income tax effect ____________________ 4488..                 0        .................           3.b.2
    c.  (1)  4489: ___________________________________________      .................      4489..                0         3.c.1
        (2)  Applicable income tax effect ____________________ 4491..                 0        .................           3.c.2
4.  Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize and describe all adjustments):
        TEXT                                                                               RIAD
        ----                                                                               ----
    a.  4492: ____________________________________________________________________________ 4492..              N/A         4.a
    b.  4493: ____________________________________________________________________________ 4493..              N/A         4.b
5.  Cumulative effect of changes in accounting principles from prior years (from Schedule
    RI-A, item 9) (itemize and describe all changes in accounting principles):
        TEXT                                                                               RIAD
        ----                                                                               ----
    a.  4494: ____________________________________________________________________________ 4494..              N/A         5.a
    b.  4495: ____________________________________________________________________________ 4495..              N/A         5.b
6.  Corrections of material accounting errors from prior years (from Schedule RI-A, item
    10) (itemize and describe all corrections):
        TEXT                                                                               RIAD
        ----                                                                               ----
    a.  4496: ____________________________________________________________________________ 4496..              N/A         6.a
    b.  4497: ____________________________________________________________________________ 4497..              N/A         6.b
7.  Other transactions with parent holding company (from Schedule RI-A, item 12) (itemize and describe all such transactions):
        TEXT                                                                               RIAD
        ----                                                                               ----
    a.  4498: ____________________________________________________________________________ 4498..              N/A         7.a
    b.  4499: ____________________________________________________________________________ 4499..              N/A         7.b
8.  Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
        TEXT                                                                               RIAD
        ----                                                                               ----
    a.  4521: ____________________________________________________________________________ 4521..              N/A         8.a
    b.  4522: ____________________________________________________________________________ 4522..              N/A         8.b
                                                                                                              I298        I299
9.  Other explanations (the space below is provided for bank to briefly describe, at its option, any other significant items affecting the Report of Income):
    No comment:      X    (RIAD 4769)

    Other explanations (please type or print clearly):
    (TEXT 4769)

U.S. Bank Trust National Association           Call Date:  06/30/1999          ST-BK:  53-0836          FFIEC  033
Two Union Sq, 601 Union St, Ste 2120           Vendor ID:  D                   CERT:  33804             Page RC-1
Seattle, WA  98101                                                                                      9

Transit Number:  91000020

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1999

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet
                                                                                                                 C200
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                  RCON
1.  Cash and balances due from depository institutions (from Schedule RC-A):            ----
    a.  Noninterest-bearing balances and currency and coin (1) ________________________ 0081..             10,021            1.a
    b.  Interest-bearing balances (2) _________________________________________________ 0071..             80,715            1.b
2.  Securities:
    a.  Held-to-maturity securities (from Schedule RC-B, column A) ____________________ 1754..                  0            2.a
    b.  Available-for-sale securities (from Schedule RC-B, column D) __________________ 1773..              4,788            2.b
3.  Federal funds sold and securities purchased under agreements to resell ____________ 1350..                  0            3.
4.  Loans and lease financing receivables:                     RCON
    a.  Loans and leases, net of unearned income               ----
        (from Schedule RC-C) _________________________________ 2122..                 0     ...............................  4.a
    b.  LESS:  Allowance for loan and lease losses ___________ 3123..                 0     ...............................  4.b
    c.  LESS:  Allocated transfer risk reserve _______________ 3128..                 0     ...............................  4.c
    d.  Loans and leases, net of unearned income,
        allowance, and reserve (item 4.a minus 4.b and 4.c) ___________________________ 2125..                  0            4.d
5.  Trading assets ____________________________________________________________________ 3545..                  0            5.
6.  Premises and fixed assets (including capitalized leases) __________________________ 2145..                150            6.
7.  Other real estate owned (from Schedule RC-M) ______________________________________ 2150..                  0            7.
8.  Investments in unconsolidated subsidiaries and associated companies (from
    Schedule RC-M) ____________________________________________________________________ 2130..                  0            8.
9.  Customers' liability to this bank on acceptances outstanding ______________________ 2155..                  0            9.
10. Intangible assets (from Schedule RC-M) ____________________________________________ 2143..             17,073            10.
11. Other assets (from Schedule RC-F) _________________________________________________ 2160..              3,418            11.
12. Total assets (sum of items 1 through 11) __________________________________________ 2170..            116,165            12.

---------------------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

U.S. Bank Trust National Association           Call Date:  06/30/1999         ST-BK:  53-0836          FFIEC
Two Union Sq, 601 Union St, Ste 2120           Vendor ID:  D                  CERT:  33804             Page RC-2
Seattle, WA 98101                                                                                      10

Transit Number:  91000020

Schedule RC - Continued

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:                                                                         RCON
     a.  In domestic offices (sum of totals of                                         ----
         columns A and C from Schedule RC-E) _________________________________________ 2200..                 0           13.a
                                                            RCON
                                                            ----
         (1)  Noninterest-bearing (1) _____________________ 6631..               0         .............................. 13.a.1
         (2)  Interest-bearing ____________________________ 6636..               0         .............................. 13.a.2
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs _______________     ..............................
         (1)  Noninterest-bearing ____________________________________________________     ..............................
         (2)  Interest-bearing _______________________________________________________     ..............................
14.  Federal funds purchased and securities sold under agreements to repurchase ______ 2800..                 0           14.
15.  a.  Demand notes issued to the U.S. Treasury ____________________________________ 2840..                 0           15.a
     b.  Trading liabilities _________________________________________________________ 3548..                 0           15.b
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a.  With a remaining maturity of one year or less _______________________________ 2332..                 0           16.a
     b.  With a remaining maturity of more than one year through three years _________ A547..                 0           16.b
     c.  With a remaining maturity of more than three years __________________________ A548..                 0           16.c
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding ________________________ 2920..                 0           18.
19.  Subordinated notes and debentures (2) ___________________________________________ 3200..                 0           19.
20.  Other liabilities (from Schedule RC-G) __________________________________________ 2930..             3,857           20.
21.  Total liabilities (sum of items 13 through 20) __________________________________ 2948..             3,857           21.
22.  Not applicable

EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus ___________________________________ 3838..                 0           23.
24.  Common stock ____________________________________________________________________ 3230..               100           24.
25.  Surplus (exclude all surplus related to preferred stock) ________________________ 3839..           109,468           25.
26.  a.  Undivided profits and capital reserves ______________________________________ 3632..             2,739           26.a
     b.  Net unrealized holding gains (losses) on available-for-sale securities ______ 8434..                 1           26.b
     c.  Accumulated net gains (losses) on cash flow hedges __________________________ 4336..                 0           26.c
27.  Cumulative foreign currency translation adjustments _____________________________       ..................
28.  Total equity capital (sum of items 23 through 27) _______________________________ 3210..           112,308           28.
29.  Total liabilities and equity capital (sum of items 21 and 28) ___________________ 3300..           116,165           29.

Memorandum

To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent
    external auditors as of any date during 1998 _____________________________________ 6724..               N/A           M.1

1 = Independent audit of the bank conducted in accordance          4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank          authority)
2 = Independent audit of the bank's parent holding company         5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing           auditors
    standards by a certified public accounting firm which          6 = Compiliation of the bank's financial statements by
    submits a report on the consolidated holding company (but          external auditors
    not on the bank separately)                                    7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance     8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state charter-
    ing authority)

--------------------------
(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited life preferred stock and related surplus.

U.S. Bank National Association         Call Date:  06/30/1999         ST-BK:  53-0836            FFIEC  033
Two Union Sq, 601 Union St, Ste 2120   Vendor ID:  D                  CERT:  33804               Page RC-3
Seattle, WA  98101                                                                               11

Transit Number:  91000020

Schedule RC-A - Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                               C205
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              RCON
1.  Cash items in process of collection, unposted debits, and currency and coin:              ----
    a.  Cash items in process of collection and unposted debits _____________________________ 0020..            0            1.a
    b.  Currency and coin ___________________________________________________________________ 0080..            0            1.b
2.  Balances due from depository institutions in the U.S.:
    a.  U.S. branches and agencies of foreign banks _________________________________________ 0083..            0            2.a
    b.  Other commercial banks in the U.S. and other depository institutions in the U.S. ____ 0085..       90,736            2.b
3.  Balances due from banks in foreign countries and foreign central banks:
    a.  Foreign branches of other U.S. banks ________________________________________________ 0073..            0            3.a
    b.  Other banks in foreign countries and foreign central banks __________________________ 0074..            0            3.b
4.  Balances due from Federal Reserve Banks _________________________________________________ 0090..            0            4.
5.  Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b) _____ 0010..       90,736            5.


Memorandum
                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              RCON
1.  Noninterest-bearing balances due from commercial banks in the U.S.                        ----
    (included in items 2.a and 2.b above) ___________________________________________________ 0050..       10,021            M.1


U.S. Bank Trust National Association        Call Date:  06/30/1999        ST-BK:  53-0836           FFIEC  033
Two Union Sq, 601 Union St, Ste 2120        Vendor ID:  D                 CERT:  33804              Page RC-4
Seattle, WA  98101                                                                                  12

Transit Number:  91000020

Schedule RC-B - Securities

Exclude assets held for trading.

                                                                                                                                C210
                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                             Held-to-maturity                        Available-for-sale
                                                     (Column A)          (Column B)          (Column C)          (Column D)
                                                   Amortized Cost        Fair Value        Amortized Cost       Fair Value (1)
                                                -------------------   ---------------     ----------------  ---------------------
                                                RCON                  RCON                RCON              RCON
                                                ----                  ----                ----              ----
1.  U.S. Treasury securities____________________0211..            0   0213..       0      1286..   1,500    1287..  1,501  1.
2.  U.S. Government agency obligations
    (exclude mortgage-banked securities):
    a.  Issued by U.S. Government agencies (2)__1289..            0   1290..       0      1291..       0    1293..      0  2.a
    b.  Issued by U.S. Government-sponsored
        agencies (3)____________________________1294..            0   1295..       0      1297..       0    1298..      0  2.b
3.  Securities issued by states and political
    subdivisions in the U.S.:
    a.  General obligations_____________________1676..            0   1677..       0       1678..      0    1679..      0  3.a
    b.  Revenue obligations_____________________1681..            0   1686..       0       1690..      0    1691..      0  3.b
    c.  Industrial development and similar
        obligations_____________________________1694..            0   1695..       0       1696..      0    1697..      0  3.c
4.  Mortgage-backed securities (MBS):
    a.  Pass-through securities:
        (1)  Guaranteed by GNMA_________________1698..            0   1699..       0       1701..      0    1702..      0  4a1
        (2)  Issued by FNMA and FHLMC___________1703..            0   1705..       0       1706..      0    1707..      0  4a2
        (3)  Other pass-through securities______1709..            0   1710..       0       1711..      0    1713..      0  4a3
    b.  Other mortgage-backed securities
        (include CMOs, REMICs, and stripped
        MBS):
        (1)  Issued or guaranteed by FNMA,
             FHLMC, or GNMA_____________________1714..            0   1715..       0       1716..      0    1717..      0  4b1
        (2)  Collateralized by MBS issued or
             guaranteed by FNMA, FHLMC, or GNMA_1718..            0   1719..       0       1731..      0    1732..      0  4b2
        (3)  All other mortgage-backed
             securities_________________________1733..            0   1734..       0       1735..      0    1736..      0  4b3
5.  Other debt securities
    a.  Other domestic debt securities__________1737..            0   1738..       0       1739..      0    1741..      0  5.a
    b.  Foreign debt securities_________________1742..            0   1743..       0       1744..      0    1746..      0  5.b
6.  Equity securities:
    a.  Investments in mutual funds and other
        equity securities with readily
        determinable fair values________________   ... . . .  .          ... . . . .       A510..      0    A511..      0  6.a
    b.  All other equity securities(1)__________   ... . . .  .          ... . . . .       1752..  3,287    1753..  3,287  6.b
7.  Total (sum of items 1 through 6) (total of
    column  A must equal Schedule RC, item 2.a)
    (total of column D must equal Schedule RC,
    item 2.b)___________________________________1754..            0   1771..       0       1772..  4,787    1773..  4,788  7.


------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                      Call Date: 6/30/1999       ST-BK:53-0836     FFIEC 033
                      Vendor ID: D               CERT: 33804     Page RC - 5

U.S. Bank Trust National Association
Two Union Sq, 601 Union St, Ste 2120
Seattle, WA  98101
                                                                              13
Transit Number:  91000020

Schedule RC- B - Continued
                                                                            C212
Memoranda

                                                                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         RCON
                                                                                         ----
1.  Pledged securities(1)________________________________________________________________O416. .       -1,101            M.1
2.  Maturity and repricing date for debt securities (1, 2) (excluding those in nonaccrual status):
    a.    Securities issued by the U.S. Treasury, U.S. Government agencies, and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3, 4)
          (1)  Three months or less______________________________________________________A549. .        1,501            M.2.a.1
          (2)  Over three months through 12 months_______________________________________A550. .            0            M.2.a.2
          (3)  Over one year through three years_________________________________________A551. .            0            M.2.a.3
          (4)  Over three years through five years_______________________________________A552. .            0            M.2.a.4
          (5)  Over five years through 15 years__________________________________________A553. .            0            M.2.a.5
          (6)  Over 15 years_____________________________________________________________A554. .            0            M.2.a.6
    b.    Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3, 5)
          (1)  Three months or less______________________________________________________A555. .            0            M.2.b.1
          (2)  Over three months through 12 months_______________________________________A556. .            0            M.2.b.2
          (3)  Over one year through three years_________________________________________A557. .            0            M.2.b.3
          (4)  Over three years through five years_______________________________________A558. .            0            M.2.b.4
          (5)  Over five years through 15 years__________________________________________A559. .            0            M.2.b.5
          (6)  Over 15 years_____________________________________________________________A560. .            0            M.2.b.6
    c.    Other mortgage backed securities (include CMOs, REMICs and stripped MBS;
          exclude mortgage pass-through securities) with an expected average life of: (6)
          (1)  Three years or less_______________________________________________________A561. .            0            M.2.c.1
          (2)  Over three years__________________________________________________________A562. .            0            M.2.c.2
    d.    Debt securities with a REMAINING MATURITY of one year or less (included in
          Memorandum items 2.a through 2.c above)________________________________________A248. .        1,501            M.2.d
3-6.      Not Applicable.
7.  Amortized cost of held-to-maturity securities sold or transferred to available-
    for-sale or trading securities during the calendar year-to-date (report the amortized
    cost at date of sale or transfer)____________________________________________________1778. .            0            M.7
8.  Not applicable.
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
    a.    Amortized cost_________________________________________________________________8782. .            0            M.9.a
    b.    Fair value_____________________________________________________________________8783. .            0            M.9.b

---------------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, sum of items 1, 2, 3 and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

                 Call Date:  6/30/99      ST-BK: 53-0836             FFIEC 033
                 Vendor ID:D              CERT:  33804               Page RC-6

U.S. Bank Trust National Association
Two Union Sq, 601 Union St, Ste 2120
Seattle, WA  98101
                                                                              14
Transit Number:  91000020

Schedule RC-C - Loans and Lease Financing Receivables

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.


                                                                                                             C215
                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:                                                            RCON
                                                                                             ----
    a.  Construction and land development____________________________________________________1415. .       0         1.a
    b.  Secured by farmland (including farm residential and other improvements)______________1420. .       0         1.b
    c.  Secured by 1-4 family residential properties:
        (1)  Revolving, open-end loans secured by 1-4 family residential properties and
             extended under lines of credit__________________________________________________1797. .       0         1.c1
        (2)  All other loans secured by 1-4 family residential properties:
             (a)  Secured by first liens_____________________________________________________5367. .       0         1.c2a
             (b)  Secured by junior liens____________________________________________________5368. .       0         1.c2b
    d.  Secured by multifamily (5 or more) residential properties____________________________1460. .       0         1.d
    e.  Secured by nonfarm nonresidential properties_________________________________________1480. .       0         1.e
2.  Loans to depository institutions:
    a.  To commercial banks in the U.S.:
        (1)  To U.S. branches and agencies of foreign banks__________________________________1506. .       0         2.a1
        (2)  To other commercial banks in the U.S.___________________________________________1507. .       0         2.a2
    b.  To other depository institutions in the U.S._________________________________________1517. .       0         2.b
    c.  To banks in foreign countries:
        (1)  To foreign branches of other U.S. banks_________________________________________1513. .       0         2.c1
        (2)  To other banks in foreign countries_____________________________________________1516. .       0         2.c2
3.  Loans to finance agricultural production and other loans to farmers______________________1590. .       0         3.
4.  Commercial and industrial loans:
    a.  To U.S. addressees (domicile)________________________________________________________1763. .       0         4.a
    b.  To non-U.S. addressees (domicile)____________________________________________________1764. .       0         4.b
5.  Acceptances of other banks_______________________________________________________________1755. .       0         5.
6.  Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper):
    a.  Credit cards and related plans (includes check credit and other revolving credit
        plans)_______________________________________________________________________________2008. .       0         6.a
    b.  Other (includes single payment, installment, and all student loans)__________________2011. .       0         6.b
7.  Loans to foreign governments and official institutions (including foreign central banks)_2081. .       0         7.
8.  Obligations (other than securities and leases) of states and political subdivisions
    in the U.S.______________________________________________________________________________2107. .       0         8.
9.  Other Loans:
    a.  Loans for purchasing or carrying securities (secured and unsecured)__________________1545. .       0         9.a
    b.  All other loans (exclude consumer loans)_____________________________________________1564. .       0         9.b
10. Lease financing receivables (net of unearned income)_____________________________________2165. .       0         10.
11. LESS:  Any unearned income on loans reflected in items 1-9 above_________________________2123. .       0         11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11)
    (must equal Schedule RC, item 4.a)_______________________________________________________2122. .       0         12.


U.S. Bank Trust National Association            Call Date: 06/30/1999           ST-BK: 53-0836          FFIEC 033
Two Union Sq, 601 Union St, Ste 2120            Vendor ID: D                    CERT: 33804             Page RC-7
Seattle, WA 98101                                                                                          15

Transit Number: 91000020

Schedule RC-C - Continued
Part I. Continued

Memoranda                                                                               Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------

                                                                                                RCON
                                                                                                ----
1.  Not applicable
2.  Loans (1) and leases restructured and in compliance with modified terms (included in
    Schedule RC-C, part 1, above, and not reported as past due or nonaccrual in Schedule
    RC-N, Memorandum item 1):
    a.  Real estate loans_______________________________________________________________________1617..          0       M.2.a
    b.  All other loans and all lease financing receivables (exclude loans to individuals
        for household, family, and other personal expenditures)_________________________________8691..          0       M.2.b
3.  Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
    a.  Closed-end loans secured by first liens on 1-4 family residential properties
        (reported in Schedule RC-C, Part I, item 1.c.2a) with a remaining maturity or repricing frequency of: (2, 3)
        (1)  Three months or less_______________________________________________________________A564..          0       M.3.a1
        (2)  Over three months through 12 months________________________________________________A565..          0       M.3.a2
        (3)  Over one year through three years__________________________________________________A566..          0       M.3.a3
        (4)  Over three years through five years________________________________________________A567..          0       M.3.a4
        (5)  Over five years through 15 years___________________________________________________A568..          0       M.3.a5
        (6)  Over 15 years______________________________________________________________________A569..          0       M.3.a6
    b.  All loans and leases (reported in Schedule RC-C, Part I, items 1 through 10) excluding closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, Part I, item 1.c.2a) with a remaining maturity or repricing frequency of (2, 4)
        (1)  Three months or less_______________________________________________________________A570..          0       M.3.b1
        (2)  Over three months through 12 months________________________________________________A571..          0       M.3.b2
        (3)  Over one year through three years__________________________________________________A572..          0       M.3.b3
        (4)  Over three years through five years________________________________________________A573..          0       M.3.b4
        (5)  Over five years through 15 years___________________________________________________A574..          0       M.3.b5
        (6)  Over 15 years______________________________________________________________________A575..          0       M.3.b6
    c.  Loans and leases (reported in Schedule RC-C, Part I, items 1 through 10) with a
        REMAINING MATURITY of one year or less__________________________________________________A247..          0       M.3.c
    d.  Loans secured by nonfarm nonresidential properties (reported in Schedule RC-C,
        Part I, item 1.e) with a REMAINING MATURITY of over five years__________________________A577..          0       M.3.d
    e.  Commercial and industrial loans (reported in Schedule RC-C, Part I, item 4) with a
        REMAINING MATURITY of over three years__________________________________________________A578..          0       M.3.e
4.  Loans to finance commercial real estate, construction, and land developement activities
    (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b,
    page RC-6 (5)_______________________________________________________________________________2746..          0       M.4
5.  Loans and leases held for sale (included in Schedule RC-C, part I, Pg RC-6)_________________5369..          0       M.5
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, Part I, item 1.c.(2)(a),
    page RC-6)__________________________________________________________________________________5370..          0       M.6

___________________________________________________________________________________________________________________________________

(1)  See instructions for loan classifications used in Memorandum item 2.
(2)  Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(3)  Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N,
     Memorandum item 4.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule
     RC-C, part I, item 1.c.(2)(a).
(4)  Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 5, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N,
     Memorandum item 4.c.(2), column C, must equal total loans and leases from
     Schedule RC-C, Part I, sum of items 1 through 10, minus total closed-end loans secured by first liens on 1-4 family residential properties from
     Schedule RC-C, part I, item 1.c.(2)(a).
(5)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

U.S. Bank Trust National Association            Call Date: 06/30/1999   ST-BK: 53-0836        FFIEC 033
Two Union Sq, 601 Union St, Ste 2120            Vendor ID: D            CERT: 33804           Page RC-7a
Seattle, WA 98101                                                                                15a

Transit Number: 91000020

Schedule RC-C - Continued

Part II.  Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

                                                                                                                 C218
Loans to Small Businesses

1.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of
    your bank's "Commercial and industrial loans to U.S. addressees" reported in Schedule RC-C,   RCON      YES       NO
    part I, item 4.a, have original amounts of $100,000 or less (If your bank has no loans       ----      ---       --
    outstanding in both of these two loan categories, place an "X" in the box marked "NO.":)_____ 6999..              X         1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4 and go to item 5.

2.  Report the total number of loans currently outstanding
    for each of the following Schedule RC-C, part I, loan            Number of Loans
    categories:                                                 --------------------------
    a.  "Loans secured by nonfarm nonresidential properties"    RCON
        reported in Schedule RC-C, part I, item 1.e (Note:      ----
        Item 1.e divided by the number of loans
        should NOT exceed $100,000.)____________________________5562..        N/A      2.a
    b.  "Commercial and industrial loans to U.S. addressees"
        reported in Schedule RC-C, part I, item 4.a (Note:
        Item 4.a divided by the number of loans should NOT
        exceed $100,000.)_______________________________________5563..        N/A      2.b

                                                                                                       Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                        (Column A)                              (Column B)
                                                                     Number of Loans                    Amount Currently Outstanding
                                                                 --------------------------             ----------------------------
3.  Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule
    RC-C, part I, item 1.e (sum of items 3.a through 3.c must    RCON                                   RCON
    be less than or equal to Schedule RC-C, part I, item 1.e):   ----                                   ----
    a.  With original amounts of $100,000
        or less__________________________________________________5564..       N/A                       5565..        N/A       3.a
    b.  With original amounts of more than $100,000 through
        $250,000_________________________________________________5566..       N/A                       5567..        N/A       3.b
    c.  With original amnounts of more than $250,000 through
        $1,000,000_______________________________________________5568..       N/A                       5569..        N/A       3.c
4.  Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressees" reported in Schedule
    RC-C, part I, item 4.a (sum of items 4.a through 4.c must    RCON                                   RCON
    be less than or equal to Schedule RC-C, part I, item 4.a):   ----                                   ----
    a.  With original amounts of $100,000
        or less__________________________________________________5570..       N/A                       5571..        N/A       4.a
    b.  With original amounts of more than $100,000 through
        $250,000_________________________________________________5572..       N/A                       5573..        N/A       4.b
    c.  With original amounts of more than $250,000 through
        $1,000,000_______________________________________________5574..       N/A                       5575..        N/A       4.c

U.S. Bank Trust National Association       Call Date: 06/30/1999        ST-BK: 53-0836      FFIEC 033
Two Union Sq, 601 Union St, Ste 2120       Vendor ID: D                 CERT: 33804         Page RC-7b
Seattle, WA 98101                                                                              15b

Schedule RC-C - Continued

Part II. Continued

Agricultural Loans to Small Farms

5.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural
    production and other loans to farmers" reported in Schedule RC-C, part I, item 3, have     RCON     YES     NO
    original amounts of $100,000 or less (If your bank has no loans outstanding in both of     ----     ---     --
    these two loan categories, place an "X" in the box mnarked "NO."):_________________________6860..           X       5.

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
IF NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6.  Report the total number of loans currently outstanding           Number of Loans
    for each of the following Schedule RC-C, part I, loan       --------------------------
    categories:
    a.  "Loans secured by farmland (including farm residential  RCON
        and other improvements)" reported in Schedule RC-C,     ----
        part I, item 1.b. (Note: Item 1.b divided by the
        number of loans should NOT exceed $100,000.)____________5576..       N/A       6.a
    b.  "Loans to finance agricultural production and other
        loans to farmers" reported in Schedule RC-C, part I,
        item 3 (Note: Item 3, divided by the number of
        loans should NOT exceed $100,000)_______________________5577..       N/A       6.b

                                                                                                     Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       (Column A)                            (Column B)
                                                                     Number of Loans                Amount Currently Outstanding
                                                                --------------------------          ----------------------------
7.  Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other
    improvements)" reported in Schedule RC-C, part I, item 1.b
    (sum of items 7.a through 7.c must be less than or equal    RCON                                RCON
    to Schedule RC-C, part I, item 1.b):                        ----                                ----
    a.  With original amounts of $100,000
        or less_________________________________________________5578..       N/A                    5579..        N/A        7.a
    b.  With original amounts of more than $100,000 through
        $250,000________________________________________________5580..       N/A                    5581..        N/A        7.b
    c.  With original amounts of more than $250,000 through
        $500,000________________________________________________5582..       N/A                    5583..        N/A        7.c
8.  Number and amount currently outstanding of "Loans to
    finance agricultural production and other loans to farmers"
    reported in Schedule RC-C, part I, item 3 (sum of items
    8.a through 8.c must be less than or equal to Schedule      RCON                                RCON
    RC-C, part I, item 3):                                      ----                                ----
    a.  With original amounts of $100,000
        or less_________________________________________________5584..       N/A                    5585..        N/A        8.a
    b.  With original amounts of more than $100,000 through
        $250,000________________________________________________5586..       N/A                    5587..        N/A        8.b
    c.  With original amounts of more than $250,000 through
        $500,000________________________________________________5588..       N/A                    5589..        N/A        8.c

U.S. Bank Trust National Association    Call Date: 06/30/1999     ST-BK: 53-0836    FFIEC 033
Two Union Sq, 601 Union St, Ste 2120    Vendor ID: D              CERT: 33804       Page RC-8
Seattle, WA 98101                                                                       16

Transit Number: 91000020

Schedule RC-E - Deposit Liabilities

                                                                                                                   C225
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                -----------------Transaction Accounts------------------Nontransaction Accounts-----
                                                       (Column A)                 (Column B)
                                                   Total transaction          Memo: Total demand              (Column C)
                                                accounts (including total    deposits (included in        Total nontransaction
                                                    demand deposits)               column A)            accounts (including MMDAs)
------------------------------------------------------------------------------------------------------------------------------------
                                                  RCON                       RCON                        RCON
Deposits of:                                      ----                       ----                        ----
1.  Individuals, partnerships and corporations    2201..             0       2240..             0        2346..             0   1.
2.  U.S. Government_______________________________2202..             0       2280..             0        2520..             0   2.
3.  States and political subdivisions in
    the U.S.______________________________________2203..             0       2290..             0        2530..             0   3.
4.  Commercial banks in the U.S.__________________2206..             0       2310..             0        2550..             0   4.
5.  Other depository institutions in the U.S._____2207..             0       2312..             0        2349..             0   5.
6.  Banks in foreign countries____________________2213..             0       2320..             0        2236..             0   6.
7.  Foreign governments and offical institu-
    tions (including foreign central banks)_______2216..             0       2300..             0        2377..             0   7.
8.  Certified and official checks_________________2330..             0       2330..             0            ..........     0   8.
9.  Total (sum of items 1 through 8) (sum of
    columns A and C must equal Schedule RC,
    item 13.a)____________________________________2215..             0       2210..             0        2385..             0   9.

                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
Memoranda                                                                                       RCON
1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):               ----
    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts_____________________6835..               0       M.1.a
    b.  Total brokered deposits_________________________________________________________________2365..               0       M.1.b
    c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1)  Issued in denominations of less than $100,000______________________________________2343..               0       M.1.c1
        (2)  Issued either in denominations of $100,000 or in denominations greater than
             $100,000 and participated out by the broker in shares of $100,000 or less__________2344..               0       M.1.c2
    d.  Maturity data for brokered deposits:
        (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining
             maturity of one year or less (included in Memorandum item 1.c.(1) above)___________A243..               0       M.1.d1
        (2)  Brokered deposits issued in denominations of $100,000 or more with a remaining
             maturity of one year or less (included in Memorandum item 1.b above)_______________A244..               0       M.1.d2
    e.  Preferred deposits (uninsured deposits of states and political subdivisions in the
        U.S. reported in item 3 above which are secured or collateralized as required under
        state law) (to be completed for December report only)___________________________________5590..     N/A               M.1.e

2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above):
    a.  Savings deposits:
        (1)  Money market deposit accounts (MMDAs)______________________________________________6810..               0       M.2.a1
        (2)  Other savings deposits (excludes MMDAs)____________________________________________0352..               0       M.2.a2
    b.  Total time deposits of less than $100,000_______________________________________________6648..               0       M.2.b
    c.  Total time deposits of $100,000 or more_________________________________________________2604..               0       M.2.c

3.  All NOW accounts (included in column A above)_______________________________________________2398..               0       M.3

4.  Not applicable

U.S. Bank Trust National Association    Call Date: 06/30/1999     ST-BK: 53-0836     FFIEC 033
Two Union Sq, 601 Union St, Ste 2120    Vendor ID: D              CERT: 33804       Page RC-9
Seattle, WA 98101                                                                       17

Transit Number: 9100020

Schedule RC-E - Continued

Memoranda (Continued)                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
5.  Maturity and repricing data for time deposits of less than $100,000:
    a.  Time deposits of less than $100,000 with a remaining maturity or repricing              RCON
        frequency of: (1, 2)                                                                    ----
        (1)  Three months or less_______________________________________________________________A579..             0     M.5.a1
        (2)  Over three months through 12 months________________________________________________A580..             0     M.5.a2
        (3)  Over one year through three years__________________________________________________A581..             0     M.5.a3
        (4)  Over three years___________________________________________________________________A582..             0     M.5.a4
    b.  Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less
        (included in Memorandum items 5.a.(1) through 5.a.(4) above)____________________________A241..             0     M.5.b

6.  Maturity and repricing data for time deposits of $100,000 or more:
    a.  Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1, 3)
        (1)  Three months or less_______________________________________________________________A584..             0     M.6.a1
        (2)  Over three months through 12 months________________________________________________A585..             0     M.6.a2
        (3)  Over one year through three years__________________________________________________A586..             0     M.6.a3
        (4)  Over three years___________________________________________________________________A587..             0     M.6.a4
    b.  Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less
        (included in Memorandum items 6.a.(1) through 6.a.(4) above)____________________________A242..             0     M.6.b

____________
(1)  Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2)  Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
(3)  Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E Memorandum item 2.c above.

U.S. Bank Trust National Association    Call Date: 06/30/1999     ST-BK: 53-0836    FFIEC 033
Two Union Sq, 601 Union St, Ste 2120    Vendor ID: D              CERT: 33804       Page RC-10
Seattle, WA 98101                                                                       18

Transit Number: 91000020

Schedule RC-F - Other Assets

                                                                                                                   C230
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCON
                                                                                                ----
1.  Income earned, not collected on loans_______________________________________________________2164..             0     1.
2.  Net deferred tax assets (1)_________________________________________________________________2148..         1,199     2.
3.  Interest only strips receivable (not in the form of a security)(2) on:
    a.  Mortgage loans__________________________________________________________________________A519..             0     3.a
    b.  Other financial assets__________________________________________________________________A520..             0     3.b
4.  Other (itemize and describe amounts that exceed 25% of this item)___________________________2168..         2,219     4.
        TEXT                                              RCON
        ----                                              ----
    a.  3549:  ACCRUED TRUST FEES RECEIVABLE______________3549..                   595              ................     4.a
    b.  3550:  ACCOUNTS RECEIVABLE________________________3550..                 1,098              ................     4.b
    c.  3551:  ___________________________________________3551..                   N/A              ................     4.c
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11)__________________________2160..         3,418     5.

Memorandum                                                                                              Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1.  Deferred tax assets disallowed for regulatory capital purposes______________________________5610..             0     M.1

Schedule RC-G - Other Liabilities

                                                                                                                   C235
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCON
                                                                                                ----
1.  a. Interest accrued and unpaid on deposits (3)______________________________________________3645..             0     1.a
    b. Other expenses accrued and unpaid (includes accrued income taxes payable)________________3646..         2,208     1.b
2.  Net deferred tax liabilities (1)____________________________________________________________3049..             0     2.
3.  Minority interest in consolidated subsidiaries______________________________________________3000..             0     3.
4.  Other (itemize and describe amounts that exceed 25% of this item)___________________________2938..         1,649     4.
        TEXT                                              RCON
        ----                                              ----
    a.  3552:  DEFERRED TRUST FEE INCOME__________________3552..                 1,642              ................     4.a
    b.  3553:  ___________________________________________3553..                   N/A              ................     4.b
    c.  3554:  ___________________________________________3554..                   N/A              ................     4.c
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)__________________________2930..         3,857     5.

________________
(1)  See discussion of deferred income taxes in Glossary entry on "income taxes."
(2)  Report interest only strips receivables in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as a trading assets in Schedule RC, item 5 as appropriate.
(3)  For savings banks, includes "dividends" accrued and unpaid on deposits.


U.S. Bank Trust National Association    Call Date: 06/30/1999     ST-BK: 53-0836    FFIEC 033
Two Union Sq, 601 Union St, Ste 2120    Vendor ID: D              CERT: 33804       Page RC-11
Seattle, WA 98101                                                                       19

Transit Number: 91000020

Schedule RC-K - Quarterly Averages (1)

                                                                                                                   C225
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCON
ASSETS                                                                                          ----
1.  Interest-bearing balances due from depository institutions__________________________________3381..        80,415     1.
2.  U.S. Treasury securities and U.S. Government agency obligations(3)
    (Including mortgage-backed securities issued or guaranteed by FNMA, FHLMC or GNMA___________3382..         1,500     2.
3.  Securities issued by states and political subdivisions in the U.S. (3)______________________3383..             0     3.
4.  a.  Other debt securities (3) (Including mortgage-backed securities not issued or
        guaranteed by FNMA, FHLMC or GNMA)______________________________________________________3647..             0     4.a
    b.  Equity securities (4)(includes investments in mutual funds and Federal Reserve
        stock)__________________________________________________________________________________3648..         3,287     4.b
5.  Federal funds sold and securities purchased under agreements to resell______________________3365..             0     5.
6.  Total loans (2):
    a.  Real estate loans_______________________________________________________________________3286..             0     6.a
    b.  Installment loans_______________________________________________________________________3287..             0     6.b
    c.  Credit cards and related plans__________________________________________________________3288..             0     6.c
    d.  Commercial (time and demand) and all other loans________________________________________3289..             0     6.d
7.  Trading assets______________________________________________________________________________3401..             0     7.
8.  Lease financing receivables (net of unearned income)________________________________________3484..             0     8.
9.  Total assets (5)____________________________________________________________________________3368..       116,461     9.

LIABILITIES
10.  Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and
     preauthorized transfer accounts) (exclude demand deposits)_________________________________3485..             0     10.
11.  Nontransaction accounts:
     a.  Money market deposit accounts (MMDAs)__________________________________________________3486..             0     11.a
     b.  Other savings deposits_________________________________________________________________3487..             0     11.b
     c.  Time deposits of $100,000 or more______________________________________________________A514..             0     11.c
     d.  Time deposits of less than $100,000____________________________________________________A529..             0     11.d
12.  Federal funds purchased and securities sold under agreements to repurchase_________________3353..             0     12.
13.  Other borrowed money (includes mortgage indebtedness and obligations under
     capitalized leases_________________________________________________________________________3355..             0     13.

Memorandum                                                                                               Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1.  To be completed by banks with loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
    Agricultural loans (2) included in items 6.a through 6.d above______________________________3379..             0     M.1

___________
(1)  For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2)  See instructions for loan classifications used in this schedule.
(3)  Quarterly averages for all debt securities should be based on amortized cost.
(4)  Quarterly averages for all equity securities should be  based on historical cost.
(5)  The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


U.S. Bank Trust National Association    Call Date: 06/30/1999     ST-BK: 53-0836    FFIEC 033
Two Union Sq, 601 Union St, Ste 2120    Vendor ID: D              CERT: 33804       Page RC-12
Seattle, WA 98101                                                                       20

Transit Number: 91000020

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                   C260
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCON
1.  Unused commitments:                                                                         ----
    a.  Revolving, open-end lines secured by 1-4 family residential properties,
        e.g., home equity lines_________________________________________________________________3814..             0     1.a
    b.  Credit card lines_______________________________________________________________________3815..             0     1.b
    c.  Commercial real estate, construction, and land development:
        (1)  Commitments to fund loans secured by real estate___________________________________3816..             0     1.c.1
        (2)  Commitments to fund loans not secured by real estate_______________________________6550..             0     1.c.2
    d.  Securities underwriting_________________________________________________________________3817..             0     1.d
    e.  Other unused commitments________________________________________________________________3818..             0     1.e
2.  Financial standby letters of credit_________________________________________________________3819..             0     2.
                                                         RCON
    a.  Amount of financial standby letters of credit    ----
        conveyed to others_______________________________3820..                  0                  ................     2.a
3.  Performance standby letters of credit_______________________________________________________3821..             0     3.
                                                         RCON
                                                         ----
    a.  Amount of performance standby letters of credit
        conveyed by others_______________________________3822..                  0                  ................     3.a
4.  Commercial and similar letters of credit____________________________________________________3411..             0     4.
5.  Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank_______________________________________________________________________3428..             0     5.
6.  Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank_______________________________________________________________3429..             0     6.
7.  Securities borrowed_________________________________________________________________________3432..             0     7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)_____________________________________________3433..             0     8.
9.  Financial assets transferred with recourse that have been treated as sold for
    Call Report purpose:
    a.  First lien 1-to-4 family residential mortgage loans:
        (1)  Outstanding principal balance of mortgages transferred as of the report date_______A521..             0     9.a.1
        (2)  Amount of recourse exposure on these mortgages as of the report date_______________A522..             0     9.a.2
    b.  Other financial assets (excluding small business obligations reported in item 9.c):
        (1)  Outstanding principal balance of assets transferred as of the report date__________A523..             0     9.b.1
        (2)  Amount of recourse exposure on these assets as of the report date__________________A524..             0     9.b.2
    c.  Small business obligations transferred with recourse under Section 208 of the
        Riegle Community Development and Regulatory Improvement Act of 1994:
        (1)  Outstanding principal balance of small business obligations transferred as
             of the report date_________________________________________________________________A249..             0     9.c.1
        (2)  Amount of retained recourse on these obligations as of the report date_____________A250..             0     9.c.2
10.  Notional amount of credit derivatives:
     a.  Credit derivatives on which the reporting bank is the guarantor________________________A534..             0     10.a
     b.  Credit derivatives on which the reporting bank is the beneficiary______________________A535..             0     10.b
11.  Spot foreign exchange contracts____________________________________________________________8765..             0     11.
12.  All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
     (itemize and describe each component of this item over 25% of Schedule RC,
     item 28, "total equity capital")___________________________________________________________3430..             0     12.
         TEXT                                                   RCON
         ----                                                   ----
    a.  3555:___________________________________________________3555..          N/A                 ................     12.a
    b.  3556:___________________________________________________3556..          N/A                 ................     12.b
    c.  3557:___________________________________________________3557..          N/A                 ................     12.c
    d.  3558:___________________________________________________3558..          N/A                 ................     12.d

U.S. Bank Trust National Association       Call date: 06/30/1999         ST-BK: 53-0836                FFIEC 033
Two Union Sq, 601 Union St, Ste 2120       Vendor ID: D                  CERT: 33804                   Page RC-13
Seattle, WA 98101                                                                                         21

Transit Number: 91000020

Schedule RC-L - Continued

                                                                                               Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")________________________________________________5591....               0     13
       TEXT                                        RCON
       ----                                        ----
    a. 5592:_______________________________________5592..                  N/A                ..............     13.a
    b. 5593:_______________________________________5593..                  N/A                ..............     13.b
    c. 5594:_______________________________________5594..                  N/A                ..............     13.c
    d. 5595:_______________________________________5595..                  N/A                ..............     13.d

                                                                                                              C261

                                                                                               Dollar Amounts in Thousands
 --------------------------------------------------------------------------------------------------------------------------
                                            (Column A)              (Column B)               (Column C)          (Column D)
                                                                                               Equity             Commodity
Off-Balance Sheet Derivatives Position     Interest Rate         Foreign Exchange            Derivative           And Other
Indicators                                   Contracts              Contracts                 Contracts           Contracts
----------------------------------------- ------------------- ------------------------- --------------------- --------------
14. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a, and 16.b):      RCON                RCON                       RCON                 RCON
                                           ----                ----                       ----                 ----
    a. Future contracts____________________8693..          0   8694..                 0   8695..           0   8696..      0 14.a
    b. Forward contracts___________________8697..          0   8698..                 0   8699..           0   8700..      0 14.b
    c. Exchange-traded option contracts:
       (1) Written options_________________8701..          0   8702..                 0   8703..           0   8704..      0 14.c1
       (2) Purchased options_______________8705..          0   8706..                 0   8707..           0   8708..      0 14.c2
    d. Over-the-counter option contracts:
       (1) Written options_________________8709..          0   8710..                 0   8711..           0   8712..      0 14.d1
       (2) Purchased options_______________8713..          0   8714..                 0   8715..           0   8716..      0 14.d2
    e. Swaps_______________________________3450..          0   3826..                 0   8719..           0   8720..      0 14.e
15. Total gross notional amount of
    derivative contracts held for
    trading________________________________A126..          0   A127                   0   8723..           0   8724..      0 15.
16. Total gross notional amount of
    derivative contracts held for
    purposes other than trading:
    a. Contracts marked to market__________8725..          0   8726..                 0   8727..           0   8728..      0 16.a
    B. Contracts not marked to market______8729..          0   8730..                 0   8731..           0   8732..      0 16.b
    C. Interest rate swaps where the
       bank has agreed to pay a fixed
       rate________________________________A589..          0       ......................................................... 16.c
17. Gross fair value of derivative
    contracts:
    a. Contracts held for trading:
       (1) Gross positive fair value_______8733..          0   8734..                 0   8735..           0   8736..      0 17.a1
       (2) Gross negative fair value_______8737..          0   8738..                 0   8739..           0   8740..      0 17.a2
    b. Contracts held for puposes other
       than trading that are marked to
       market:
       (1) Gross positive fair value_______8741..          0   8742..                 0   8743..           0   8744..      0 17.b1
       (2) Gross negative fair value_______8745..          0   8746..                 0   8747..           0   8748..      0 17.b2
    C. Contracts held for purposes other
       than trading that are marked
       to market:
       (1) Gross positive fair value_______8749..          0   8750..                 0   8751..           0   8752..      0 17.c1
       (2) Gross negative fair value_______8753            0   8754..                 0   8755..           0   8756..      0 17.c2

U.S. Bank Trust National Association               Call Date: 06/30/1999        ST-BK: 53-0836        FFIEC  033
Two Union Sq, 601 Union St. Ste 2120                                                                  Page RC- 14
Seattle, WA 98101                                  Vendor ID: D                 CERT: 33804                22

Transit Number: 91000020

Schedule RC-L - Continued

                                                                                                       C265
Memoranda                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
1-2. Not applicable.
3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L items 1.a through 1.e, above (report only the unused portions of
   commitments that are fee paid or otherwise legally binding)___________________________3833..        0        M.3
   a. Participations in commitments with an original      RCON
                                                          ----
      maturity exceeding one year conveyed to others______3834...                  0                            M.3.a

Schedule RC-M - Memoranda
                                                                                                       C265
                                                                                            Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors, RCON
                                                                                         ----
      principal shareholders and their related interests_________________________________6164..        0        1.a
   b. Number of executive officers, directors, and principal
      shareholders to whom the amount of all extensions of
      credit by the reporting bank (including extensions of
      credit to related interests) equals or exceeds the
      lesser of $500,000 or 5 percent of total capital as RCON                Number
                                                          ----                ------
      defined for this purpose in agency regulations______6165..                   0                            1.b

2. Federal funds sold and securities purchased under agreements to resell with
   U.S. branches and agencies of foreign banks (1) (included in Schedule RC,
   item 3)_______________________________________________________________________________3405..        0        2.

3. Not applicable.

4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a.  Mortgages serviced under a GNMA contract__________________________________________5500..        0        4.a
   b.  Mortgages serviced under a FHLMC contract:
       (1) Serviced with recourse to servicer____________________________________________5501..        0        4.b.1
       (2) Serviced without recourse to servicer_________________________________________5502..        0        4.b.2
   c.  Mortgages serviced under a FNMA contract:
       (1) Serviced under a regular option contract______________________________________5503..        0        4.c.1
       (2) Serviced under a special option contract______________________________________5504..        0        4.c.2
   d.  Mortgages serviced under other servicing contracts________________________________5505..        0        4.d

5. Not applicable.

6. Intangible assets:
   a.  Mortgage servicing rights_________________________________________________________3164..        0        6.a
       (1) Estimated fair value of mortgage servicing assets_____________________________A590..        0        6.a.1
   b.  Other identifiable intangible assets:
       (1) Purchased credit card relationships and nonmortgage servicing assets__________B026..        0        6.b.1
       (2) All other identifiable intangible assets______________________________________5507..   16,969        6.b.2
   c.  Goodwill__________________________________________________________________________3163..      104        6.c
   d.  Total (sum of items 6.a, 6.b.1, 6.b.2 and 6.c) (must equal Schedule RC, item 10)__2143..   17,073        6.d
   e.  Amount of intangible assets (included in item 6.b.(2) above) that have been
       grandfathered or are otherwise qualifying for regulatory capital purposes_________6442..        0        6.e

7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt_______________________________________________________________________3295..        0        7.

------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commmercial banks in the U.S. in this item.

U.S. Bank Trust National Association      Call Date: 06/30/1999                                ST-BK: 53-0836         FFIEC 033
Two Union Sq. 601 Union St, Ste 2120                                                                                  Page RC- 15
Seattle, WA  98101                        Vendor ID: D                                         CERT: 33804                  23


Transit Number: 91000020

Schedule RC-M - Continued
                                                                                                   Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               RCON
                                                                                               ----
  8. a. Other real estate owned:
        (1) Direct and indirect investments in real estate ventures__________________________  5372..             0         8.a.1
        (2) All other real estate owned:
            (a) Construction and land development____________________________________________  5508..             0         8.a.2a
            (b) Farmland_____________________________________________________________________  5509..             0         8.a.2b
            (c) 1-4 family residential properties____________________________________________  5510..             0         8.a.2c
            (d) Multifamily (5 or more) residential properties_______________________________  5511..             0         8.a.2d
            (e) Nonfarm nonresidential properties____________________________________________  5512..             0         8.a.2e
        (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)________  2150..             0         8.a.3
     b. Investments in unconsolidated subsidiaries and associated companies:
        (1) Direct and indirect investments in real estate ventures__________________________  5374..             0         8.b.1
        (2) All other investments in unconsolidated subsidiaries and associated companies____  5375..             0         8.b.2
        (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)________  2130..             0         8.b.3

  9.   Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
       item 23, "Perpetual preferred stock and related surplus"______________________________  3778..             0         9.

 10.   Mutual fund and annuity sales during the quarter (include proprietary, private label, and third party products):
       a. Money market funds_________________________________________________________________  6441..             0         10.a
       b. Equity securities funds____________________________________________________________  8427..             0         10.b
       c. Debt securities funds______________________________________________________________  8428..             0         10.c
       d. Other mutual funds_________________________________________________________________  8429..             0         10.d
       e. Annuities__________________________________________________________________________  8430..             0         10.e
       f. Sales of proprietary mutual funds and annuities (included in items 10.a through
          10.e above)________________________________________________________________________  8784..             0         10.f
 11.   Net unamortized realized deferred gains (losses) on off-balance sheet derivative
       contracts included in assets and liabilities reported in Schedule RC__________________  A525..             0         11.

 12.   Amount of assets netted against nondeposit liabilities on the balance sheet
       (Schedule RC) in accordance with generally accepted accounting principles (1)_________  A526..             0         12.

 13.   Outstanding principal balance of loans other than 1-4 family residential mortgage mortgage loans that are serviced for others (to be completed if this balance is
       more than $10 million and exceeds ten percent of total assets)________________________  A591..             0         13.

Memorandum

                                                                                                   Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
1. Reciprocal holdings of banking organizations' capital instruments (to be completed
   for the December report only)_____________________________________________________________  3836..             N/A       M.1.

---------------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

U.S. Bank Trust National Association           Call Date: 06/30/1999          ST-BK: 53-0836     FFIEC 033
Two Union Sq, 601 Union St, Ste 2120                                                             Page RC- 16
Seattle, WA 98101                              Vendor ID: D                   CERT: 33804            24

Transit Number: 91000020

Schedule RC-N - Past Due and Nonaccrual Loans (1), Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 7, column A and in Memorandum items 2 through 4, column A, as confidential.
                                                                            C270

                                                                                                        Dollars Amounts In Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                    -------(Column A)-------  -------(Column B)-------    ----(Column C)----
                                                     Past due 30 through 89   Past due 90 days or more        Nonaccrual
                                                    days and still accruing     and still accruing
                                                    ------------------------  ------------------------  ------------------------
                                                    RCON                      RCON                      RCON
                                                    ----                      ----                      ----
1. Real estate loans_______________________________ 1210..                0   1211..               0    1212..            0   1.
2. Installment loans_______________________________ 1214..                0   1215..               0    1216..            0   2.
3. Credit cards and related plans__________________ 1218..                0   1219..               0    1220..            0   3.
4. Commercial (time and demand) and all other
   loans___________________________________________ 1222..                0   1223..               0    1224..            0   4.
5. Lease financing receivables_____________________ 1226..                0   1227..               0    1228..            0   5.
6. Debt securities and other assets (exclude
   other real estate owned and other
   repossessed assets)_____________________________ 3505..                0   3506..               0    3507..            0   6.
====================================================================================================================================

Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 5.

7. Loans and leases reported in items 1
   through 5 above which are wholly or              RCON                      RCON                      RCON
   partially guaranteed by the U.S.                 ----                      ----                      ----
   Government______________________________________ 5612..                0   5613..               0    5614..            0   7.
   a. Guaranteed portion of loans and leases
      included in item 7 above_____________________ 5615..                0   5616..               0    5617..            0   7.a

Memoranda                                                                                                            C273
                                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Scheduled RC-N, items 1 through 5, above         RCON                      RCON                      RCON
   (and not reported in Schedule RC-C,              ----                      ----                      ----
   Memorandum item 2)______________________________ 1658..                0   1659..               0    1661..            0   M.1

2. To be completed by banks with loans to
   finance agricultural production and other
   loans to farmers (Schedule RC, part I,
   item 3) exceeding five percent of total
   loans:
   Agricultural loans included in Schedule
   RC-N, items 1 through 4, above__________________ 1230..       N/A          1231..    N/A             1232..    N/A         M.2

3. Loans to finance commercial real estate,
   construction, and land development
   activities (not secured by real estate)
   included in Schedule RC-N,
   items 2 through 4, above________________________ 5421..                0   5422..              0     5423..            0   M.3

4. Real estate loans (sum of Memorandum
   items 4.a through 4.e must equal Schedule
   RC-N, item 1, above):
   a. Construction and land development____________ 5424..                0   5425..              0     5426..            0   M.4a
   b. Secured by farmland__________________________ 5427..                0   5428..              0     5429..            0   M.4b
   c. Secured by 1-4 family residential
      properties:
      (1) Revolving, open-end loans secured
          by 1-4 family residential properties
          and extended under lines of credit_______ 5430..                0   5431..              0     5432..            0   M.4c1
      (2) All other loans secured by 1-4
          family residential properties____________ 5433..                0   5434..              0     5435..            0   M.4c2
   d. Secured by multifamily (5 or more)
      residential properties_______________________ 5436..                0   5437..              0     5438..            0   M.4d
   e. Secured by nonfarm nonresidential
      properties___________________________________ 5439..                0   5440..              0     5441..            0   M.4e

-------------
(1) See instructions for loan classifications used in this schedule.

U.S. Bank Trust National Association          Call Date: 06/30/1999         ST-BK: 53-0836         FFIEC  033
Two Union Sq, 601 Union St, Ste 2120                                                               Page RC- 17
Seattle, WA 98101                             Vendor ID: D                  CERT: 33804               25

Transit Number: 91000020

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

                                                                                                              C275
                                                                                                  Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):                                             RCON
                                                                                   ----
   a. Actual amount of all unposted debits________________________________________ 0030..                 0         1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demands deposits____________________ 0031..        N/A                1.b.1
      (2) Actual amount of unposted debits to time and savings deposits (1)_______ 0032..        N/A                1.b.2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits_______________________________________ 3510..                 0         2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits____________________ 3512..        N/A                2.b.1
      (2) Actual amount of unposted credits to time and savings deposits (1)______ 3514..        N/A                2.b.2
3. Uninvested trust funds (cash) held in bank's own trust department (not
   included in total deposits)____________________________________________________ 3520..                 0         3.
4. Deposits of consolidated subsidiaries (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries________________________________ 2211..                 0         4.a
   b. Time and savings deposits (1) of consolidated subsidiaries__________________ 2351..                 0         4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries________ 5514..                 0         4.c
5. Not applicable.
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E,
      Memorandum item 4.a)________________________________________________________ 2314..                 0        6.a
   b. Amount reflected in time and savings deposits (1) (included in Schedule
      RC-E, Memorandum item 4.b)__________________________________________________ 2315..                 0        6.b

7. Unamortized premiums and discounts on time and savings deposits: (1,2)
   a. Unamortized premiums________________________________________________________ 5516..                 0        7.a
   b. Unamortized discounts_______________________________________________________ 5517..                 0        7.b

8. The be completed by banks with "Oaker deposits."
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
      (1) Total deposits purchased or acquired from other FDIC-insured
          institutions during the quarter_________________________________________ A531..        N/A               8.a.1
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1)
          above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members report deposits attributable
          to BIF)_________________________________________________________________ A532..        N/A               8.a.2
   b. Total deposits sold or transferred during the quarter_______________________ A533..        N/A               8.b

---------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       C277
Person to whom questions about the Reports of Condition and Income should be directed:

Janice Decker, Accountant III
-----------------------------------------------------------------------------------------------------------------------------
Name and Title (TEXT 8901)

        (651) 205-2024 00000                                                                     (651) 205-3008 00000
------------------------------------------------                                       --------------------------------------
Tel: Area code/phone number/extension (TEXT 8902)                                      Fax: Area code/phone number (TEXT 9116)
-----------------------------------------------------------------------------------------------------------------------------

U.S. Bank Trust National Association           Call Date: 06/30/1999          ST-BK: 53-0836     FFIEC 033
Two Union Sq, 601 Union St, Ste 2120                                                             Page RC- 16
Seattle, WA 98101                              Vendor ID: D                   CERT: 33804            26

Transit Number: 91000020

Schedule RC-O - Continued

                                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            RCON
                                                                                            ----
9.  Deposits in lifeline accounts_________________________________________________________  5596..                            9.

10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits)_____________________________________________________________________________  8432..                    0       10.

11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E had been
       reported on a net basis____________________________________________________________  8785                      0       11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S.
       banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on a net basis in Schedule RC-E had been reported
       on a gross basis___________________________________________________________________  A181                      0       11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and
       possessions in Schedule RC-E_______________________________________________________  A182                      0       11.c

12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule
    RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amounts netted against demand deposits_____________________________________________  A527                      0       12.a
    b. Amounts netted against time and savings deposits___________________________________  A528                      0       12.a

Memoranda
(To be completed each quarter except as noted)                                                           Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1. Total deposits of the bank
   (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):           RCON
   a. Deposit accounts of $ 100,000 or less:                                                ----
      (1) Amount of deposit accounts of $100,000 or less__________________________________  2702..                    0       M.1.a1
      (2) Number of deposit accounts of $100,000 or less   RCON                   Number
                                                           ----                   ------
          (to be completed for the June report only)______ 3779..                      0            ...................       M.1.a2
   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000________________________________  2710..                    0       M.1.b1
      (2) Number of deposit accounts of more than          RCON                   Number
                                                           ----                   ------
          $100,000_______________________________________  2722                        0            ...................       M.1.b2


2. Estimated amount of uninsured deposits of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at right whether your bank has a method or           RCON       YES             NO
      procedure for determining a better estimate of uninsured deposits than the           ----       ---             --
      estimate described above_________________________________________________________    6861..                     X     M.2.a
   b. If the box marked YES has been checked, report the estimate of uninsured deposits
      determined by using your bank's method or procedure______________________________    5597..           N/A             M.2.b

3. Has the reporting institution been consolidated with a parent bank or savings
   association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank
   or parent savings association:                                                                        FDIC Cert No
   TEXTA545: __________________________________________________________________________   A545..           N/A             M.3

U.S. Bank Trust National Association             Call Date:  06/30/1999   ST-BK  53-0836      FFIEC  033
Two Union Sq, 601 Union St, Ste 2120             Vendor ID:  D            CERT:  33804        Page RC-19
Seattle, WA  98101                                                                            27

Transit Number:  91000020

Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1998, must complete items 2 through 9 and Memoranda items 1 and 2.  Banks with assets of less than
$1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                                         C280
1.  Test for determining the extent to which Schedule RC-R must be completed.  To be
    completed only by banks with total assets of less than $1 billion.  Indicate in the        RCON      YES        NO
    appropriate box at the right whether the bank has total capital greater than or equal      ----      ---        --
    to eight percent of adjusted total assets  _______________________________________________ 6056       X                  1.

    For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

    If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

    A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                                        Dollar Amounts in Thousands
___________________________________________________________________________________________________________________________________
                                                              ----------------------------------------------------------
NOTE: All banks are required to complete                              (Column A)                      (Column B)
items 2 and 3 below. See optional worksheet                   Subordinated Debt (1) and
for items 3.e through 3.f.                                        Intermediate Term                Other Limited-Life
                                                                   Preferred Stock                Capital Instruments
                                                              -------------------------        -------------------------
2.  Portion of qualifying limited-life capital instruments (original weighted average          RCON
    maturity of at least five years) that is includible in Tier 2 capital:                     ----
    a. Subordinated debt (1) and intermediate term preferred stock_____________________________A515. .              0     2.a
    b. Other limited-life capital instruments__________________________________________________A516. .              0     2.b

3.  Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
    a. 1. Tier 1 capital_______________________________________________________________________8274. .         95,234     3.a.1
       2. Tier 2 capital_______________________________________________________________________8275. .              0     3.a.2
       3. Not applicable
    b. Total risk-based capital________________________________________________________________3792. .         95,234     3.b
    c. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
       risk-weighted assets)___________________________________________________________________A222. .              0     3.c
    d. 1. Net risk-weighted assets (gross risk-weighted assets less excess allowance
          reported in item 3.c above and all other deductions)_________________________________A223. .         21,677     3.d.1
       2. Not applicable
    e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if bank uses the "direct reduction method"
       to report these transactions in Schedule RC-R)__________________________________________1727. .              0     3.e
    f. "Average total assets" (quarterly average reported in Schedule RC-K, less
        all assets deducted from Tier 1 capital) (2)___________________________________________A224. .         99,388     3.f

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.


                                                              ------------------------------------------------------------
                                                                      (Column A)                      (Column B)
                                                                Assets Recorded on the         Credit Equivalent Amount
                                                                    Balance Sheet           of Off-Balance Sheet Items (3)
                                                              -------------------------     ------------------------------
                                                              RCON                          RCON
                                                              ----                          ----
4.  Assets and credit equivalent amounts of off-balance
    sheet items assigned to the Zero percent risk category:
    a. Assets recorded on the balance sheet___________________5163. .             4,825              .  .  .  .  .  .     4.a
    b. Credit equivalent amount of off-balance sheet items____         .  .  .  .  .  .     3796. .         N/A           4.b
________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in columb B the risk-weighted amount of assets reported in column A.

U.S. Bank Trust National Association       Call Date: 06/30/1999      ST-BK: 53-0836      FFIEC  033
Two Union Sq, 601 Union St, Ste 2120                                                      Page RC - 20
Seattle, WA 98101                          Vendor ID: D               CERT: 33804             28

Transit Number: 91000020

Schedule RC-R - Continued

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
                                                                  ---------------------------------------------------------------
                                                                          (Column A)                       (Column B)
                                                                    Assets Recorded on the            Credit Equivalent Amount
                                                                         Balance Sheet             of Off-Balance Sheet Items (1)
                                                                  --------------------------       ------------------------------
5. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet______________________  5165..              90,736               ...................  5.a
   b. Credit equivalent amount of off-balance sheet items_______         ...................       3801..                    0  5.b
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet______________________  3802..                   0               ...................  6.a
   b. Credit equivalent amount of off-balance sheet items_______         ...................       3803..                    0  6.b
7. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet______________________  3804..               3,530               ...................  7.a
   b. Credit equivalent amount of off-balance sheet items_______         ...................       3805..                    0  7.b
8. On-balance sheet asset values excluded from and
   deducted in the calculation of the risk-based capital
   ratio(2)_____________________________________________________  3806..              17,074               ...................  8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal
   Schedule RC, item 12 plus items 4.b and 4.c)_________________  3807..             116,165               ...................  9.

Memoranda

                                                                                                      Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by   RCON
                                                                                          ----
   the risk-based capital standards_____________________________________________________  8764..                0         M.1.

                                                    ------------------------ With a remaining maturity of --------------------
                                                         (Column A)              (Column B)                (Column C)
                                                                                Over one year
                                                      One year or less        through five years         Over five years
                                                    ---------------------    --------------------   -------------------------
2. Notional principal amounts of off-balance
   sheet derivative contracts:(3)                   RCON                     RCON                   RCON
                                                    ----                     ----                   ----
a. Interest rate contracts________________________  3809..              0    8766..             0   8767..                0   M.2a
b. Foreign exchange contracts_____________________  3812..       N/A         8769..      N/A        8770..       N/A          M.2b
c. Gold contracts_________________________________  8771..       N/A         8772..      N/A        8773..       N/A          M.2c
d. Other precious metals contracts________________  8774..       N/A         8775..      N/A        8776..       N/A          M.2d
e. Other commodity contracts______________________  8777..       N/A         8778..      N/A        8779..       N/A          M.2e
f. Equity derivative contracts____________________  A000..       N/A         A001..      N/A        A002..       N/A          M.2f

---------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., future contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all future contracts.

U.S. Bank Trust National Association               Call Date: 06/30/1999         ST-BK: 53-0836         FFIEC  0033
Two Union Sq, 601 Union St, Ste 2120                                                                    Page RC- 21
Seattle, WA 98101                                  Vendor ID: D                  CERT: 33804                29

Transit Number: 91000020

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                     at close of business on June 30, 1999

U.S. Bank Trust National Association                                 Seattle                        WA
--------------------------------------------------------------       ----------------------------   --------------------------------
Legal Title of Bank                                                  City                           State

The management of the reporting bank may, if it wishes, submit       the truncated statement will appear as the bank's statement
a brief narrative statement on the amounts reported in the           both on agency computerized records and in computer-file
Reports of Condition and Income. This optional statement will        releases to the public.
be made available to the public, along with the publicly
available data in the Reports of Condition and Income, in re-        All information furnished by the bank in the narrative state-
sponse to any request for individual bank report data. How-          ment must be accurate and not misleading. Appropriate efforts
ever, the information reported in column A and in all of Memo-       shall be taken by the submitting bank to ensure the statement's
randum item 1 of Schedule RC-N is regarded as confidential and       accuracy. The statement must be signed, in the space provided
will not be released to the public. BANKS CHOOSING TO SUBMIT         below, by a senior officer of the bank who thereby attests to
THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES        its accuracy.
NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL
BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CON-       If, subsequent to the original submission, material changes are
FIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION           submitted for the data reported in the Reports or Condition and
THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD          Income, the existing narrative statement will be deleted from
COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not        the files, and from disclosure; the bank, at its option, may
to make a statement may check the "No comment" box below and         replace it with a statement, under signature, appropriate to
should make no entries of any kind in the space provided for         the amended data.
the narrative statement; i.e., DO NOT enter in this space such
phrases as "No statement," "Not applicable," "N/A," "No              The optional narrative statement will appear in agency records
comment," and "None."                                                and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding
The optional statement must be entered on this sheet. The            the 750-character limit described above). THE STATEMENT WILL
statement should not exceed 100 words. Further, regardless           NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY
of the number of words, the statement must not exceed 750            AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT
characters, including punctuation, indentation, and standard         SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERI-
spacing between words and sentences. If any submission should        FIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED
exceed 750 characters, as defined, it will be truncated at 750       THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC
characters with no notice to the submitting bank and                 RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT
                                                                     OF THE REPORTING BANK.

--------------------------------------------------------------------------------
                                              C271   C272
No comment:                 X (RCON 6979)
BANK MANAGEMENT STATEMENT (please type or print clearly) (TEXT 6980):









                      --------------------------------------   -----------------
                      Signature of Executive Officer of Bank   Date of Signature

U.S. Bank Trust National Association        Call Date: 06/30/1999        ST-BK: 53-0836
Two Union Sq, 601 Union St, Ste 2120
Seattle, WA 98101                           Vendor ID: D                 CERT: 33804                      30

Transit Number: 9100020

                                             THIS PAGE IS TO BE COMPLETED BY ALL BANKS
------------------------------------------------------------------------------------------------------------------------------------
                                                                       OMB No. For OCC:                             1557-0081
                                                                       OMB No. For FDIC:                            3064-0052
                                                                       OMB No. For Federal Reserve:                 7100-0036
                                                                       Expiration Date:                             03/31/2002

                                                                             SPECIAL REPORT
                                                                       (Dollar Amount in Thousands)


            CLOSE OF BUSINESS DATE:        FDIC Certificate Number:
                June 30, 1999               33804     C700
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Completion as of each Call Report Date)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to its executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation 0) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
--------------------------------------------------------------------------------

                                                                                  RCON
                                                                                  ----
a. Number of loans made to executive officers since the previous Call Report date_3561..                 NONE      a.
b. Total dollar amount of above loans (in thousands of dollars)...................3562..                    0      b.
c. Range of interest charged on above loans (example: 9-3/4% = 9.75%)........7701/7702..    0.00% to     0.00%     c.

--------------------------------------------------------------------------------

SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:              DATE (Month, Day, Year):

/s/ Merita D. Schollmeier, Vice President                                       7-16-99

-------------------------------------------------------------------------------